UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                 April 28, 2004

                           ALLIED CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Maryland                     0-22832                    52-1081052
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
    of incorporation)                                        Identification No.)

                         1919 Pennsylvania Avenue, N.W.
                              Washington D.C. 20006
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (202) 331-1112








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Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits.


          Exhibit No.                        Description
          -----------                        -----------

          99.1                               Press release dated April 28, 2004

Item 12.  Results of Operations and Financial Condition.

On April 28, 2004, Allied Capital Corporation issued a press release announcing its financial results for the quarter ended March 31, 2004. The text of the press release is included as Exhibit 99.1 to this Form 8-K.












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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    April 28, 2004                   ALLIED CAPITAL CORPORATION



                                          By: /s/ Penni F. Roll
                                              -------------------------------
                                              Penni F. Roll
                                              Chief Financial Officer














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                                 EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press release dated April 28, 2004